PATENT TRANSFER AND SALE AGREEMENT

THIS AGREEMENT (hereinafter: "the Agreement") made this day of July 15, 2009 between Yisrael Elhadad, I.D 074853335 and Gottlieb Yisrael, I.D. 035791698 (jointly and severally hereby called: "the Inventors") and Medisafe 1 Technologies Corp, a company incorporated in US Delaware Corporation located at 113 Barksdale Newark , Deleware 19711 (the "Buyer)

WITNESSETH:

WHEREAS, the Inventors own all right, title, and interest in and to the Patent (as defined below), including all intellectual property rights therein;

WHEREAS, No third party may claim superior or joint ownership to the Patent or any part thereof;

WHEREAS, THE BUYER is interested to purchase the Patent as defined below from the Inventors.

NOW, THEREFORE, in consideration of the receipt of the payments specified hereunder, the parties, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS AND INTERPRETATION

1.1. "The **Patent**": United States Patent number: 7,347,841, titled Protector for administering medicine". A copy of the specifications and of the drawings of the Patent is attached here to as Annex 1.

1.2. "**Intellectual Property Rights**" shall mean technologies, schemes, plans, patent applications, rights of registration and publication, rights to create derivative works, confidential information and all other rights incident to Patent ownership, for the longest period of protection accorded to any such interests under applicable law.

2. CONVEYANCE OF RIGHTS (ASSIGNMENT)

2.1. Effective as of the date hereof, the Inventors hereby transfer, convey, assign, and relinquish exclusively to THE BUYER all of their rights, title, and interest in and to, the Patent and all Intellectual Property Rights therein, free and clear of any lien, charge, claim, license, preemptive right or any other encumbrance or third party right, in perpetuity (or for the longest period of time otherwise permitted by law), including, but not limited to, the following incidents to the Patent:

2.1.1. Domestic and foreign applications, all Letters Patent or similar legal protection issuing thereon, and all rights and benefits under any applicable treaty or convention.

2.1.2. Inventors shall sign the assignment, attached to this agreement as **Annex 2** upon the signature of this agreement.

3. CONSIDERATION

In consideration for the transfer of rights in the Patent under this Agreement, THE BUYER shall pay the Inventors the aggregate amount of US$100,000 (One hundred thousand United States Dollars) (hereinafter: "the Consideration"), payable by the BUYER in 4 installments as follows:

3.1.1 $25,000 (Twenty five thousand dollars) shall be paid on July 31, 2009
3.1.2 $25,000 (Twenty five thousand dollars) shall be paid on August 31, 2009
3.1.3 $25,000 (Twenty five thousand dollars) shall be paid on September 30, 2009
3.1.4. $25,000 (Twenty five thousand dollars) shall be paid on October 31.

3.1.1. The consideration will be paid by way of bank transfer, details to be provided by the Inventors.

3.1.2. All costs and expenses relating to the transfer of rights shall be borne by THE BUYER.

4. WARRANTIES OF TITLE

4.1. THE BUYER's Representations and obligations.

THE BUYER represents and warrants that the execution, delivery and performance of this Agreement does not and will not constitute a breach of any law, agreement or instrument to which THE BUYER is a party or by which it is bound.

4.2. Inventor's Representations.

Inventors represent and warrant that THE BUYER shall receive pursuant to this Agreement complete and exclusive right, title, and interest in and to the Patent and all Intellectual Property Rights therein and that the Inventor has developed the Patent entirely through its own efforts and for its own accounts and the Patent is free and clear of any lien, claim, encumbrance, charge, license, tracing rights, preemptive rights or other rights, or equities whatsoever of any third party.

4.2.1. Inventors represent and warrants that no third parties, whether employees, agents or contractors of the Inventor, have contributed to or participated in the conception and development of the Patent or any portion or component of the Patent, or, alternatively, that any portion or component of the Patent has been contributed by a third party.

4.2.2. Inventors represent and warrant that there are no agreements or arrangements in effect permitting the use,

marketing, distribution, licensing, or promotion of the Patent by any third party, and that the Patent contains no know how, design, data, formulas, components or other information in which any third party has the right to claim superior or joint ownership; and that the Patent is not a derivative work, an enhancement or a modification of any other plans, designs, project plans, processes, methods, or other components not owned in their entirety by The Inventor.

4.2.3. Inventors represent and warrant that this Agreement constitutes a valid and binding engagement on their behalf, and that the execution, delivery and performance by it of this Agreement does not and will not constitute a breach of any law, agreement or instrument to which the Inventor is a party or by which it is bound.

5. BREACH AND TERMINATION

Breach of any of the provisions in clauses 4.2 and 6 below made by the Inventors shall constitute a breach of the Agreement, and shall entitle THE BUYER to immediate termination of the Agreement. In addition, THE BUYER shall have the right to receive a full refund of any amount paid under this Agreement.

6. FURTHER ASSURANCES

6.1. The Inventor shall execute and deliver, upon the request of THE BUYER, such further instruments, applications, declarations and forms, and take such further actions as may be necessary under any relevant law or required by any official or authority, to continue, secure, defend, register, and otherwise give full effect to, the transfer of ownership of the Patent to THE BUYER. The Inventor therefore agrees:

6.1.1. To execute, acknowledge, and deliver any affidavits or documents of assignment and conveyance regarding the Patent;

6.1.2. To provide testimony in connection with any proceeding affecting the right, title, or interest of THE BUYER in the Patent.

6.1.3. To disclose and/or deliver to THE BUYER any portion or component of the Patent which may be omitted from the disclosure and delivery to THE BUYER which is required under this Agreement, promptly upon the discovery of such omission; and

6.1.4. To perform any other acts deemed necessary by THE BUYER to carry out the intent of this Agreement.

7. **ACKNOWLEDGMENT OF RIGHTS**

7.1. In furtherance of this Agreement, the Inventors hereby acknowledge that, from and after the date of this Agreement, THE BUYER has acceded to all of the Inventors' right, title, and standing to:

7.1.1. Institute and prosecute all suits and proceedings and take all actions that THE BUYER, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right, or title of any kind in the Patent; and

7.1.2. Defend and compromise any and all such actions, suits, or proceedings, whether the cause thereof already exist or may arise after the date hereof, relating to such transferred and assigned rights, title, interest, and benefits, and perform all other such acts in relation thereto as THE BUYER, in its sole discretion, deems advisable.

8 **MISCELLANEOUS**

8.1. Inventors hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clause herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

8.2. All covenants and agreements hereunder shall inure to the benefit of and be enforceable by the successors or assigns of THE BUYER.

8.3. This Agreement and all aspects of the relationship between the parties hereto shall be construed and enforced in accordance with and governed by the laws of the State of ISRAEL. It is hereby agreed between the parties to this Agreement that all disputes arising from the terms and/or subject matter of this Agreement shall be submitted to the jurisdiction of the appropriate courts of Tel Aviv, Israel.

8.4. All notices provided for in this Agreement shall be given in writing and shall be effective when either served by hand delivery, electronic facsimile transmission, express overnight courier service, or by registered or certified mail, return receipt requested, addressed to the parties at their respective addresses set forth below, or to such other address or addresses as either party may later specify by written notice to the other:

If to THE BUYER:

113 Barksdale Newark , Deleware 19711

If to the Inventors:

8.5. No delay or omission by THE BUYER in exercising any right under this Agreement shall operate as a waiver of that or any right. A waiver or consent given by THE BUYER or any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

8.6. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope of any section of this Agreement.

8.7. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

8.8. This Agreement merges and supersedes all prior and contemporaneous agreements, assurances, representations, and communications between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal effective as of the date shown above.

Signature: ____________________

Name: Yisrael Elhadad

Title: Inventor 1

MEDISAFE 1 TECHNOLOGIES CORP.

By (Signature): ____________________

Medisafe 1 Technologies Corp

Name: Jacob Elhadad , CEO

Signature: ____________________

Gottlieb Yisrael

Title: Inventor 2

<u>Annex 2</u>

ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the the undersigned ASSIGNORS has sold and assigned, and by these presents hereby confirms the selling and assignment, unto:

Company Name : Medisafe 1 Technologies Corp,
Address : 113 Barksdale Newark , Delaware 19711, **USA**

(hereinafter ASSIGNEE) all right, title, interest and possessions in and their invention relating to:

" Protector for administering medicine "

U.S. Patent Number 7,347,841

including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country or countries foreign to the United States, together with the right to file such applications and the right to claim for the same the priority rights derived from said United States application under the Patent Laws of the United States, the International Convention for the Protection of Industrial Property, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

The undersigned hereby authorizes and requests the Commissioner of Patents and Trademarks to issue any and all Letters patent to said ASSIGNEE, its successors or assigns in accordance herewith.

Each of the undersigned warrants and covenants that he has the full and unencumbered right to sell and assign the interests herein sold and assigned and that he has not executed and will not execute any document or instrument in conflict herewith.

Each of the undersigned further covenant and agree he will communicate to said ASSIGNEE, its successors, legal representatives or assigns all information known to him relating to said invention or patent application and that he will execute and deliver any papers, make all rightful oaths, testify in any legal proceedings and perform all other lawful acts deemed necessary or desirable by said ASSIGNEE, its successors, legal representatives or assigns to perfect title to said invention, to said application including divisions and continuations thereof and to any and all Letters Patent which may be granted therefore or thereon, including reissues or extensions, in said ASSIGNEE, its successors, or assigns or to assist said ASSIGNEE, its successors, legal representatives or assigns in obtaining, reissuing or enforcing Letters Patent of the United States for said invention.

Authorization: ASSIGNEE hereby appoints the following attorney(s) and/or Advocate(s) and/or agent(s) to transact all business in the Patent and Trademark Office connected therewith:

Ilanit Appelfeld
Yoram Zer
Zeev Fisher
Assaf Weiler
Anat Geter

Please send all correspondence to **APPELFELD ZER FISHER**, from **B.S.R Tower 1, Floor 16, 2 Ben Gurion Road, Ramat Gan 52573, Israel**, and direct all telephone calls to Yoram Zer at **+972-3-7553866**.

ASSIGNOR 1:	Elhadad; Yisrael
CITIZENSHIP:	Israel
RESIDENCE:	Israel
POST OFFICE ADDRESS:	Sanhedria Moorchevet 107 / 11 Jerusalem 95106
INVENTOR'S SIGNATURE:	[signature]
DATE:	July 15, 2009

ASSIGNOR 2:	Gottlieb; Yisrael
CITIZENSHIP:	Israel
RESIDENCE:	Israel
POST OFFICE ADDRESS:	Miriam Mizrahi, 1, Rehovot, Israel 76100
INVENTOR'S SIGNATURE:	[signature]
DATE:	July 15, 2009

Note: If signed abroad, prima facie evidence of execution may optionally be obtained by execution of this document before a U.S. Consul or before a local officer authorized to administer oaths whose authority is proved by a certificate from a U.S. Consul. If signed domestically, do so before a Notary Public. Otherwise the execution by the inventors should be witnessed by at least two witnesses who sign here:

WITNESSES:

Signature: Date: July 15 2009
Full Name: Ascher Weber
Address: 20 Ha Shave Torah
Jerusalem Israel

Signature: Jacob Shenker Date: July 15 2009

Full Name:

Address 78 Uziel St.

Jerusalem Israel